Page 18 of 74 Pages




                                    EXHIBIT A

                                POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that we, BAKER QSC COINVESTORS, L.P., BAKER QSC COINVESTORS, LLC, BAKER CAPITAL PARTNERS, LLC, JOHN C. BAKER and ASHLEY LEEDS hereby make, constitute and appoint BAKER COMMUNICATIONS FUND, L.P. as our agent and attorney-in-fact for the purpose of executing in my name all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement relating to the acquisition, ownership, management or disposition of securities or other investments, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Act") and the rules and regulations promulgated thereunder, including: (1) all documents relating to the beneficial ownership of securities required to be filed with the SEC pursuant to Section 13(d) or
Section 16(a) of the Act including, without limitation: (a) any acquisition statements on Schedule 13D or Schedule 13G and any amendments thereto, (b) any joint filing agreements pursuant to Rule 13d-1(k), and (c) any initial statements of, or statements of changes in, beneficial ownership of securities on Form 3, Form 4 or Form 5 and (2) any information statements on Form 13F required to be filed with the SEC pursuant to Section 13(f) of the Act. All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by any of the undersigned.

IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 27th day of April 2000.

                           BAKER QSC COINVESTORS, L.P.

                           By:      Baker QSC Coinvestors, LLC
                                    Its General Partner

                                    By:     Baker Communications Fund, L.P.
                                            Its Managing Member

                                            By:      Baker Capital Partners, LLC
                                                     Its General Partner


                                                     By:   /S/ JOHN C. BAKER
                                                           ---------------------
                                                           John C. Baker
                                                           Manager


                           BAKER QSC COINVESTORS, L.P.

                           By:      Baker Communications Fund, L.P.
                                    Its Managing Member

                                    By:      Baker Capital Partners, LLC
                                             Its General Partner


                                             By:   /S/ JOHN C. BAKER
                                                   -----------------------------
                                                   John C. Baker
                                                   Manager




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                                                             Page 19 of 74 Pages


                           BAKER CAPITAL PARTNERS, LLC


                           By:   /S/ JOHN C. BAKER
                                 -----------------------------
                                 John C. Baker
                                 Manager


                           JOHN C. BAKER

                           /S/ JOHN C. BAKER
                           ____________________________________


                           ASHLEY LEEDS

                           /S/ ASHLEY LEEDS
                           ____________________________________